Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         CONTINENTAL HOMES HOLDING CORP.
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                KENDA GONZALES
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-1l(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                        CONTINENTAL HOMES HOLDING CORP.
         7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253
                                 (602) 483-0006





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   to be held

                                August 30, 1995



To our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders to be held on August 30, 1995, at 9:00 A.M. (Phoenix time) at the Company's executive offices located at 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, for the following purposes:

         (1) To elect seven directors; and

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only holders of Common Stock of record at the close of business of June 26, 1995 will be entitled to receive notice of and to vote at the meeting or at any adjournment thereof.

                                       By Order of the Board of Directors



                                       Kenda B. Gonzales
                                       Secretary

Scottsdale, Arizona
July 24, 1995

         Whether or not you intend to be present at the meeting, please date and sign the enclosed proxy card and mail it promptly in the enclosed postage-paid, addressed envelope.

                                PROXY STATEMENT

         The Annual Meeting of Stockholders of Continental Homes Holding Corp. (the "Company") will be held at the Company's executive offices located at 7001
N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, on August 30, 1995 at 9:00 A.M. (Phoenix time) for the purposes set forth in the foregoing notice of meeting. The accompanying form of proxy for use at the meeting and at any adjournments thereof is solicited by the Board of Directors of the Company. Any proxy may be revoked by the stockholder by written notice to the Secretary of the Company, if such notice is actually received by her before such proxy is exercised, or by attending and voting at the meeting in person.

         A plurality of the shares held by persons present at the meeting in person or by proxy is required for the election of directors. Abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) have the same effect as votes cast against a particular proposal.

         Proxies in the accompanying form which are properly executed by stockholders, duly returned to the Company and not revoked will be voted in the manner indicated below. This proxy statement and the accompanying proxy are being mailed to stockholders on or about July 24, 1995.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the close of business on June 26, 1995, the record date for the meeting, the Company had 6,925,020 shares of its common stock, par value $.01 per share (the "Common Shares") outstanding and entitled to vote at the meeting. Each Common Share will be entitled to one vote on each matter presented at the meeting. The presence in person or by proxy of a majority of Common Shares entitled to vote at the meeting shall constitute a quorum.

         The following table sets forth certain information as of the close of business on June 30, 1995 concerning (i) the beneficial ownership of the Common Shares by each director, nominee for director and named executive officer and by all directors and executive officers of the Company as a group and (ii) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Common Shares. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and does not necessarily bear on the economic incidence of ownership or the right to transfer such shares.




                                            Number of                  Percent
                                          Common Shares                   of
          Name and Address                Beneficially                  Common
       of Beneficial Owner (1)               Owned                      Shares
       -----------------------            -------------                -------

Donald R. Loback                            547,850                      7.8%
Kathleen R. and Robert J. Wade (2)          625,350                      8.9%
W. Thomas Hickcox                            35,945(3)                    *
Bradley S. Anderson                             200                       *
Jo Ann Rudd                                       0                       *
William Steinberg                               500                       *
Timothy C. Westfall                          13,250(4)                    *
Directors and officers as a group
     (12 persons)                         1,317,861(5)                  18.8%
Wellington Management Company (6)           867,478                     12.4%
Vanguard/Windsor Fund, Inc. (7)             688,500                      9.8%
First Union Corporation (8)                 616,768                      8.8%


*Denotes less than 1% of outstanding Common Shares

(1) Except as set forth in Notes 6 through 8, the address for each beneficial owner is c/o Continental Homes Holding Corp., 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253.

(2) Kathleen R. Wade and Robert J. Wade are wife and husband and hold the shares as joint tenants under the Wade Family Revocable Trust I.

(3) Includes options to purchase 22,445 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(4) Includes options to purchase 13,250 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(5) Includes options to purchase 93,335 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(6) As reflected in Schedule 13-G dated January 24, 1995 filed by Wellington Management Company. Their address is 75 State Street, Boston, Massachusetts 02109.

(7) As reflected in Schedule 13-G dated February 10, 1995 filed by Vanguard/Windsor Fund, Inc. Their address is Post Office Box 2600, Valley Forge, Pennsylvania, 19482-2600.

(8) As reflected in Schedule 13-G dated February 13, 1995 filed by First Union Corporation. Their address is One First Union Center, Charlotte, North Carolina, 28288.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

         All directors (seven in number) are proposed to be elected to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their successors. All nominees are currently members of the Board. The proxies solicited hereby, unless directed to the contrary, will be voted for the seven persons named below.

         Management has no reason to believe that any nominee will be unable or unwilling to serve as a director, but if for any reason any of those persons should not be available or able to serve, the accompanying proxy will be voted in accordance with the best judgement of the persons acting thereunder.

         The following information is furnished with respect to each nominee.

Name, Age and Year               Position with the Company, Present Principal
  in which First                 Occupation, Principal Occupations During the
Elected as a Director              Last Five Years and Other Directorships
- ---------------------            --------------------------------------------

Donald R. Loback                 Co-Chief Executive Officer of the Company.
     43 (1985)

Kathleen R. Wade                 Co-Chief Executive Officer of the Company.
     42 (1985)                   Ms. Wade is also a Director of Inter-tel
                                 Incorporated.  Ms. Wade is the wife of Robert
                                 J. Wade.

Robert J. Wade                   President of the Company and Continental Homes
     46 (1985)                   Inc., a subsidiary of the Company ("CHI"). Mr.
                                 Wade is the husband of Kathleen R. Wade.

W. Thomas Hickcox                Chief Operating Officer of the Company since
     42 (1992)                   December 1994, Senior Vice  President of CHI
                                 since May 1991 and he was Vice President of Sales and Marketing of CHI from May 1985 to
                                 May 1991.

Bradley S. Anderson              Senior Associate, Commercial Properties
     34 (1993)                   Division of CB Commercial Real Estate Group,
                                 Inc., a real estate brokerage company in Scottsdale, Arizona since January 1987.

Jo Ann Rudd                      Owner/President of the accounting firm of Jo
     50 (1992)                   Ann Rudd CPA, P.C. in Phoenix, Arizona since
                                 April 1986.

William Steinberg                Vice President, AMB Institutional Realty
     40 (1992)                   Advisors, Inc., a pension fund advisor in
                                 Boston, Massachusetts since August 1994.
                                 President and Founder of Saxe Investments, a real estate services and consulting company in Scottsdale, Arizona from February 1993 through
                                 July 1994. From August 1988 through February
                                 1993 he was a Partner/Principal of Trammell
                                 Crow Company, a real estate development company in Phoenix, Arizona. From August 1988 to June
                                 1991 Mr. Steinberg held a 2.8% general
                                 partnership interest in Two Renaissance Square
                                 Associates Limited Partnership, whose only asset is a commercial office building in Phoenix, Arizona. On August 20, 1991, the partnership filed for protection from its creditors under Chapter 11 of the United States
                                 Bankruptcy Code.


During fiscal 1995, the Board of Directors had the following committees:

         The Audit Committee is composed of Bradley S. Anderson, Jo Ann Rudd and William Steinberg. The function of the Audit Committee is to review the Company's internal controls, its financial reporting and the scope and results of the audit engagement. It meets with appropriate Company financial personnel and independent public accountants in connection with these reviews. The Committee also recommends to the Board the appointment of the independent public accountants, who have access to the Committee at any time.
In fiscal 1995 one Audit Committee meeting was held.

         The Compensation Committee is composed of Bradley S. Anderson, Jo Ann Rudd and William Steinberg. The function of the Compensation Committee is to establish the amount and form of compensation awarded to Messrs. Loback and Wade and Ms. Wade, including salary, bonuses and stock option awards, and to monitor compensation to the other executive officers of the Company. In fiscal 1995, two Compensation Committee meetings were held.

         The Stock Incentive Committee and Incentive Compensation Committee are comprised of Donald R. Loback, Kathleen R. Wade and Robert J. Wade. The function of the Stock Incentive and Incentive Compensation Committees is to administer the Company's Amended and Restated 1988 Stock Incentive Plan and Restated 1986 Stock Incentive Plan, respectively (except with respect to Mr. Loback and Mr. and Mrs. Wade). During fiscal 1995, the Stock Incentive Committee held three meetings and the Incentive Compensation Committee held no meetings.

         The Board of Directors does not have a nominating committee.

         During fiscal 1995, the Board of Directors had a total of three meetings. All of the directors attended more than 75% of the meetings of the Board of Directors and meetings of each of the Committees on which they served. In fiscal 1995 each director who is not an employee was paid an annual fee of $7,500 and an additional $500 for each Board and Committee meeting attended. In fiscal 1996 each non-employee director will be paid an annual fee of $7,500 and $500 for each Board and Committee meeting attended.

                               EXECUTIVE OFFICERS

         The following information is furnished with respect to executive officers of the Company who are not nominees to serve on the Board of Directors.

                                Position with the Company and
                                Principal Occupations During
  Name and Age                      the Last Five Years
  ------------                  -----------------------------

Kenda B. Gonzales               Chief Financial Officer of the Company and
    37                          Treasurer and Secretary of the Company,
                                Financial Vice President of CHI.

Leroy Gene Kirtley              Vice President of Construction of CHI.
    61

Curtis H. Nelson                Vice President of Land Acquisition of CHI since
    35                          April, 1992. Prior to that time, Mr. Nelson held
                                various construction-related positions with CHI.

Robert B. Ryan                  Vice President of Management Information Systems
    38                          of the Company.

Timothy C. Westfall             Vice President and General Counsel.
    49


Summary Compensation Table

         The following table sets forth the annual compensation, long-term compensation and all other compensation for the last three fiscal years for the Company's Co-Chief Executive Officers and the three next most highly compensated executive officers (the "Named Officers").


                                            SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                                 Annual Compensation                Compensation
                                                                    Other              Awards
Name and Principal          Fiscal       Salary         Bonus       Annual            Options         All Other
    Position                 Year           $             $      Compensation(1)          #        Compensation(2)
- -----------------------     ------      ---------      --------  ---------------      ---------    ---------------

Donald R. Loback             1995        $200,000      $100,000     $    --              -0-        $   4,415
  Co-Chief Executive         1994         200,000        92,429          --              -0-            4,398
  Officer                    1993         200,000        97,193          --              -0-            2,861

Kathleen R. Wade             1995         200,000       100,000          --              -0-            4,074
  Co-Chief Executive         1994         200,000        83,714          --              -0-            4,202
  Officer                    1993         200,000        86,096          --              -0-            2,861

Robert J. Wade               1995         200,000       100,000          --              -0-            4,453
  President                  1994         200,000        83,714          --              -0-            4,518
                             1993         200,000        86,096          --              -0-            3,051

W. Thomas Hickcox            1995         192,308       125,000          --            5,000            4,307
  Chief Operating            1994         178,462        81,890          --            4,000            3,399
  Officer                    1993         163,462        58,876          --            7,500            2,408

Timothy C. Westfall          1995         148,385        50,000          --            3,000            4,409
  Vice President and         1994         141,616        30,000          --            3,000            3,912
  General Counsel            1993         135,962        25,000          --            6,000            2,957



(1) The amount of perquisites and other personal benefits received by each of the Named Officers for fiscal 1995 does not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for the year.

(2) Includes Company contributions to the Company's 401(K) retirement plan and premiums and administrative service fees paid by the Company under the executive split dollar life insurance program. The Company is entitled to recover the premiums and administrative service fees from any amounts paid by the insurer on such split dollar life policies and has retained a collateral interest in each policy to the extent of the premiums and administrative service fees paid with respect to such policy. The following table sets forth the value of all other compensation :




                                                              D.R.      K.R.       R.J.        W.T.      T.C.
                                                             Loback     Wade       Wade      Hickcox   Westfall
                                                             ------     ----       ----      -------   --------

Fiscal 1995
  401(K) Company Contribution                                $ 3,449   $ 3,234    $ 3,234    $ 3,396    $ 3,294
  Economic Benefit of Split Dollar Plan                          966       840      1,219        911      1,115
                                                             -------   -------    -------    -------    -------
                                                             $ 4,415   $ 4,074    $ 4,453    $ 4,307    $ 4,409
                                                             =======   =======    =======    =======    =======
Fiscal 1994
  401(K) Company Contribution                                $ 3,433   $ 3,363    $ 3,363    $ 2,719    $ 2,981
  Economic Benefit of Split Dollar Plan                          965       839      1,155        680        931
                                                             -------   -------    -------    -------    -------
                                                             $ 4,398   $ 4,202    $ 4,518    $ 3,399    $ 3,912
                                                             =======   =======    =======    =======    =======
Fiscal 1993
  401(K) Company Contribution                                $ 2,086   $ 2,086    $ 2,086    $ 1,779    $ 2,125
  Economic Benefit of Split Dollar Plan                          775       775        965        629        832
                                                             -------   -------    -------    -------    -------
                                                             $ 2,861   $ 2,861    $ 3,051    $ 2,408    $ 2,957
                                                             =======   =======    =======    =======    =======


Option Grants in Last Fiscal Year

         The following table sets forth information on option grants in fiscal 1995 to each of the Named Officers.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            Potential
                                                                                       Realizable Value at
                                                                                         Assumed Annual
                                                                                      Rates of Stock Price
                                                                                           Appreciation
                                     Individual Grants                                   for Option Term
- ---------------------------------------------------------------------------------------------------------------
                                       % of Total
                                        Options
                                       Granted to      Exercise
                        Options      Employees in       Price        Expiration
      Name             Granted # (1)   Fiscal Year      ($/Sh)          Date             5%              10%
- ----------------       ---------      ------------     --------      ----------       --------        ---------

Donald R. Loback             -0-           -0-   %       $ --              --          $  --           $   --
Kathleen R. Wade             -0-           -0-             --              --             --               --
Robert J. Wade               -0-           -0-             --              --             --               --
W. Thomas Hickcox          5,000          10.9            13.75        06/08/04         43,237          109,570
Timothy C. Westfall        3,000           6.5            13.75        06/08/04         25,942           65,742

(1) All options granted are for Common Shares and are exercisable in cumulative 25% installments commencing one year from the date of grant, with full vesting occurring on the fourth anniversary date.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
Option Values

         The following table sets forth information on option exercises in fiscal 1995 by each of the Named Officers and the value of such officers' unexercised options at May 31, 1995.


                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUES

                                                                                            Value of
                                                            Number of                      Unexercised
                                                           Unexercised                     In-The-Money
                                                           Options at                       Options at
                                                       Fiscal Year End (#)               Fiscal Year End ($)
                                                    -------------------------      -------------------------
                  Shares Acquired        Value
   Name           on Exercise (#)    Realized ($)   Exercisable   Unexercisable    Exercisable    Unexercisable
- -----------       ---------------    ------------   -----------   -------------    -----------    -------------

Donald R. Loback         -0-          $   --              -0-             -0-         $     --          $    --
Kathleen R. Wade         -0-              --              -0-             -0-               --               --
Robert J. Wade           -0-              --              -0-             -0-               --               --
W. Thomas Hickcox        -0-              --           21,195          13,750          134,044           32,563
Timothy C. Westfall      -0-              --           12,500          10,250           89,563           27,500





Compensation Committee Report

         The Compensation Committee of the Board of Directors is comprised of three non-employee directors and is responsible for establishing the compensation levels for Mr. Loback and Mrs. Wade (Co-Chief Executive Officers) and Mr. Wade (President). The Committee is also responsible for reviewing and monitoring, but not approving compensation to other executives of the Company.

         The Company's executive compensation programs are intended to enable the Company to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and return on stockholders' equity.

         The Company has six Executive Officers excluding Mr. Loback and Mr. and Mrs. Wade. Compensation for such executives is determined by Mr. Loback and Mr. and Mrs. Wade. Commencing in fiscal 1994, such compensation levels were reviewed by the Compensation Committee. It is recognized that management is most familiar with the individual employees, with prevailing levels for compensation within certain markets and other factors affecting compensation. However, Compensation Committee review is to ensure that compensation decisions relative to executives of the Company are made responsibly.

         The Committee sets compensation for Mr. Loback and Mr. and Mrs. Wade. As a result of the Company's financial performance, the Committee approved a bonus of $100,000 each for fiscal 1995 to be paid in the first quarter of fiscal 1996 and approved the base salaries of $250,000 each for fiscal 1996. As a part of the decision making process, the Committee reviewed prior years compensation of Chief Executive Officers and Presidents of selected homebuilding companies deemed comparable to the Company, noting that during the periods compensation paid to comparable officers had been substantially in excess of the compensation paid to Mr. Loback and Mr. and Mrs. Wade.

         The only long-term incentive plans maintained by the Company are the stock option plans. The compensation of the executive officers consists principally of salary, annual bonus and income and potential gain from stock options. Mr. Loback and Mr. and Mrs. Wade have never been granted stock options under any of the Company's stock option plans, however they are eligible to receive such grants. The perquisites and other benefits received by executive officers are incidental to employment.

         The above Committee Report to Shareholders of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed under such Acts.

                                            COMPENSATION COMMITTEE

                                            Bradley S. Anderson

                                            Jo Ann Rudd

                                            William Steinberg




                               PERFORMANCE GRAPH

         The graph below compares the cumulative total return of Continental Homes Holding Corp., the S&P 500 Index and the S&P Homebuilding Index:





====================================================================================================================================
                                   May-90          May-91          May-92           May-93          May-94            May-95
- ------------------------------------------------------------------------------------------------------------------------------------

Continental                        100.00           161.91          216.21           245.31          264.60            295.22
- ------------------------------------------------------------------------------------------------------------------------------------
S&P Homebuilding                   100.00           118.15          132.57           179.87          147.86            162.79
- ------------------------------------------------------------------------------------------------------------------------------------
S&P 500                            100.00           111.79          122.81           137.06          142.90            171.75
====================================================================================================================================


         The above graph is based upon common stock and index prices calculated as of May 31 for each of the last five fiscal year-end periods. The Company's May 31, 1995 closing price per Common Share was $15.25. As of June 30, 1995 the Company's Common Shares closed at $17.375 per share. The stock price performance of Continental Homes Holding Corp. depicted in the graph above represents past performance only and is not indicative of future performance.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Arthur Andersen & Co., independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 1996. Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting of Stockholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement at the Annual Meeting if they desire to do so.


                             STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next Annual Meeting must be received by the Company on or before March 25, 1996 in order to be included in the Proxy Statement and proxy for the 1996 meeting. The mailing address of the Company for submission of any such proposals is 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, Attn: Kenda B. Gonzales, Secretary.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended May 31, 1995, all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with. All Form 4 and 5 reports have been filed as required by the Securities Exchange Act of 1934.

                                 OTHER MATTERS

         The Board of Directors knows of no matters other than those described above which are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

         The entire cost of solicitation of proxies in the accompanying form will be borne by the Company. The Company will reimburse brokers for their costs associated with transmitting these materials to persons for whom such brokers hold Common Shares. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, by personal interview, telephone and telecopy.

         The Company's Annual Report to Stockholders (which is not a part of the proxy solicitation material) is being mailed to stockholders together with the Proxy Statement.

         Stockholders wishing to receive a copy of the Company's Fiscal 1995 Annual Report on Form 10-K (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission may obtain one without charge by making a written request to Kenda B. Gonzales, Continental Homes Holding Corp., 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253.

                                          By Order of the Board of Directors



                                              KENDA B. GONZALES
                                              Secretary

                        CONTINENTAL HOMES HOLDING CORP.
           7001 N. Scottsdale Road, Suite 2050, Scottsdale, AZ 85253

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Donald R. Loback, Kathleen R. Wade and Robert J. Wade, and each of them severally, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Continental Homes Holding Corp. (the "Company") held of record by the undersigned on June 26, 1995, at the Annual Meeting of Stockholders to be held on August 30, 1995 and any adjournment thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE.

(1) FOR ELECTION AS DIRECTORS OF ALL NOMINEES LISTED BELOW TO SERVE UNTIL THE 1996 ANNUAL MEETING OF STOCKHOLDERS
      (except as indicated to the contrary below)

      [ ] FOR all nominees listed below        [ ] WITHHOLD AUTHORITY to vote
          (except as indicated to the contrar      for all nominees listed below

Donald R. Loback, Kathleen R. Wade, Robert J. Wade, W. Thomas Hickcox, Jo Ann Rudd, William Steinberg, Bradley S. Anderson

(INSTRUCTION: To withhold authority to vote for any nominee, indicate the individual nominee's name on space provided below.)



- --------------------------------------------------------------------------------

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.








This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal (1).

                                        Please  sign  exactly  as  name  appears
P                                       below.  When  shares  are  held by joint
R                                       tenants,  both should sign. When signing
O                                       as  attorney,  executor,  administrator,
X                                       trustee or  guardian,  please  sign your
Y                                       name and indicate full title as such. If
                                        a corporation, an authorized officer should sign his name and indicate his title. If a partnership, please sign in partnership name by authorized person.

                                        Dated:
                                              ----------------------------------

                                        ----------------------------------------
Receipt of Notice of Meeting and                       Signature
Proxy Statement is hereby acknowledged.
                                        ----------------------------------------
Please sign, date and mail in the            Signature if held jointly
enclosed envelope.